Exhibit 10.44

SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO AGREEMENT (this "Amendment") is dated as of November 5, 2015 (the "Effective Date") and is entered into between ACF Industries, LLC ("ACF"), and American Railcar Industries, Inc. ("ARI").

ACF and ARI are parties to that certain Purchasing and Engineering Services Agreement and License dated as of January 7, 2013, as amended on August 22, 2014 (the "Agreement"). Reference is made to the Agreement for a complete statement of its terms. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them, respectively, in the Agreement.

The parties wish hereby to modify the Agreement as more particularly set forth in this Amendment. Accordingly, for good and valuable consideration (receipt of which is hereby acknowledged), and intending to be legally bound hereby, the parties agree as follows:

1. Amendment. As of the Effective Date:

(a) A reference to "December 31, 2015" in Section 15(b) of the Agreement is deleted and replaced with a reference to "December 31, 2016".

2. Miscellaneous. The Agreement, as modified hereby, contains the complete, entire and exclusive statement of the parties' understanding with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings between them with respect to such subject matter. All of the terms, conditions, representations and warranties contained in the Agreement, as modified hereby, shall remain in full force and effect and are hereby ratified, confirmed and restated. In the event of any subsequent amendment of the Agreement, the terms and conditions of this Amendment shall remain in effect unless expressly modified by such amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Amendment. This Amendment may be executed and delivered via email with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

ACF INDUSTRIES, LLC.	AMERICAN RAILCAR INDUSTRIES, INC.
By:	By:
Name/Title:	Name/Title:
Date:	Date: